EXECUTION VERSION JLL - Amendment No. 6 to Credit Agreement 4883-0956-1534 v6.docx 1627413 AMENDMENT NO. 6 TO CREDIT AGREEMENT This AMENDMENT NO. 6 TO CREDIT AGREEMENT is dated as of July 3, 2024 (this “Amendment”), by and among Jones Lang LaSalle Finance B.V., a private company with limited liability (a besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Borrower”), the Guarantors party hereto, the lenders party hereto, and Bank of Montreal, as Administrative Agent. PRELIMINARY STATEMENTS A. The Borrower, the Guarantors, the Lenders party thereto and the Administrative Agent have heretofore entered into that certain Second Amended and Restated Multicurrency Credit Agreement, dated as of June 21, 2016, as amended by the Amendment No. 1 to Credit Agreement dated as of May 16, 2018, as amended by the Amendment No. 2 to Credit Agreement dated as of April 14, 2021, as amended by the Amendment No. 3 to Credit Agreement dated as of June 16, 2022, as amended by the Amendment No. 4 to Credit Agreement dated as of August 31, 2022, and as amended by the Amendment No. 5 to Credit Agreement dated as of November 3, 2023 (the “Credit Agreement”); and B. The parties hereto wish to amend Schedule 4.1 to the Credit Agreement pursuant to Section 12.13 of the Credit Agreement, as provided herein, subject to the terms and conditions set forth below. NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows: ARTICLE I DEFINITIONS Section 1.1 Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in the Credit Agreement as amended hereby (as so amended, the “Amended Credit Agreement”) shall have such meanings when used in this Amendment. ARTICLE II AMENDMENTS Section 2.1 The Credit Agreement is, effective as of the Amendment No. 6 Effective Date (as defined herein), hereby amended to amend and restate Schedule 4.1 to the Credit Agreement in its entirety as set forth on Schedule 4.1 attached hereto.

- 2 - ARTICLE III CONDITIONS PRECEDENT Section 3.1 Effectiveness. This Amendment shall become effective on the date (the “Amendment No. 6 Effective Date”) on which each of the following conditions precedent are satisfied or duly waived: (a) The Administrative Agent shall have received this Amendment duly executed by the Borrower, each Guarantor, the Required Lenders, and the Administrative Agent; and (b) The representations and warranties made pursuant to Article IV of this Amendment shall be true and complete in all material respects on and as of the Amendment No. 6 Effective Date (or, in the case of any such representation or warranty already qualified by materiality, in all respects), except that if any such representation or warranty relates solely to an earlier date it need only remain true and correct in all material respects (or, in the case of any such representation or warranty already qualified by materiality, in all respects) as of such date with the same force and effect as if made on and as of such date. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 6 Effective Date and such notice shall be conclusive and binding. ARTICLE IV REPRESENTATIONS AND WARRANTIES Section 4.1 Credit Agreement Representations. The Borrower and each Guarantor hereby represents and warrants that: (a) Each of its representations and warranties contained in Section 5 of the Amended Credit Agreement is true and correct in all material respects (where not already qualified by materiality, otherwise in all respects) as of the Amendment No. 6 Effective Date (except to the extent such representation or warranty specifically relates to an earlier date, in which case such representation is made as of such earlier date). (b) At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing. (c) The execution and delivery by the Borrower and each Guarantor of this Amendment and performance by the Borrower and each Guarantor of this Amendment and each other Credit Document to which it is party have been duly authorized by all necessary corporate or other organizational action, and do not (i) contravene the terms of its certificate or articles of incorporation or organization or any of its other applicable constitutive documents, (ii) conflict with or result in any breach or contravention of, or require the creation of any lien on any of the Properties or revenues of the Borrower or such Guarantor under, (x) any material Contractual Obligation of or binding upon the

- 3 - Borrower or such Guarantor or any of its Properties or (y) any order, injunction, writ or decree of any Governmental Authority binding upon the Borrower or such Guarantor or (iii) violate any applicable law. (d) This Amendment has been duly executed and delivered by the Borrower and each Guarantor, as applicable. This Amendment constitutes a legal, valid, and binding obligation of the Borrower and each Guarantor, as applicable, enforceable against the Borrower or such Guarantor in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent conveyance, or other laws affecting creditors’ rights generally and by general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law). ARTICLE V MISCELLANEOUS PROVISIONS Section 5.1 Ratification of and References to the Credit Agreement. Except for the amendments expressly set forth above, the Credit Agreement and each other Credit Document shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect and this Amendment shall not be considered a novation. Reference to this specific Amendment need not be made in the Credit Agreement, the Note(s), or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby. The Borrower, Guarantors and Lenders acknowledge and agree that this Amendment shall constitute a Credit Document. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender or any other party under, the Credit Agreement or any of the other Credit Documents. Section 5.2 Headings. The various headings of this Amendment are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Section 5.3 Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single agreement. Delivery of executed counterparts of this Amendment by telecopy or by email transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as an original. Any signature to this Amendment may be delivered by a facsimile, electronic mail (including PDF) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the Illinois Uniform Electronic Transactions Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

- 4 - Section 5.4 No Other Amendments. Except for the amendments expressly set forth in the Amended Credit Agreement, the text of the Credit Agreement and the other Credit Documents shall remain unchanged and in full force and effect, and the Lenders and the Administrative Agent expressly reserve the right to require strict compliance with the terms of the Credit Agreement and the other Credit Documents. Section 5.5 Costs and Expenses. The Borrower agrees to pay on demand all reasonable costs and expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Administrative Agent, in each case in accordance with Section 12.15 of the Amended Credit Agreement. Section 5.6 Governing Law. This Amendment (including this Section), and the rights and duties of the parties hereto, shall be construed and determined in accordance with the internal laws of the State of Illinois. Section 5.7 Submission to Jurisdiction; Waiver of Jury Trial. The Borrower and each Guarantor hereby submits to the exclusive jurisdiction of the United States District Court for the Northern District of Illinois and of any Illinois State court sitting in the City of Chicago for purposes of all legal proceedings arising out of or relating to this Amendment or the transactions contemplated hereby or thereby. The Borrower and each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. The Borrower, each Guarantor, the Administrative Agent, each L/C Issuer and each Lender hereby irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Amendment or the transactions contemplated hereby. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B. V. Name: Title._ [> eck JONES LANG LASALLE INCORPORATED, as Guarantor By: Name: Title: JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor By: Name: Title: JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By: Name: Title: LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor By: Name: Title: Signature Page to Amendment No, 6 to Jones Lang LaSalle B.V. Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B.V. By: Name: Title: JONES LANG LASALLE INCORPORATED, aS JONES LANG LASALLE CO-INVESTMENT, INC., as Guarantor By: Cnt: a5 9 7 Name: er SPA tate JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By 6b Name: Vy; ) TARY Title LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor By: Name: Title: Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers or representatives to execute and deliver this Amendment as of the date first above written. JONES LANG LASALLE FINANCE B.V. By:_ Name: Title: JONES LANG LASALLE INCORPORATED, as Guarantor By: Name: Title: JONES LANG LASALLE Co-INVESTMENT, INC., as Guarantor By: Name: Title: JONES LANG LASALLE INTERNATIONAL, INC., as Guarantor By: Name: Title: LASALLE INVESTMENT MANAGEMENT, INC., as Guarantor an By: 4 Name: Louis Bowers Title: Chief Financial Officer Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

JONES LANG LASALLE AMERICAS, INC., as Guarantor JONES LANG LASALLE LIMITED, as Guarantor By: Name: Title: JONES LANG LASALLE SE, as Guarantor By: — Name: Title: JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor JONES LANG LASALLE BROKERAGE, INC., as Guarantor By: Cnerteh AD ame: a n me Bloat tease “+ Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement JONES LANG LASALLE AMERICAS, INC., as Guarantor By: Name: Title: JONES LANG LASALLE LIMITED, as Guarantor By: SAeprewie Hughie ; Name: STEPHANIE HYDE Title: Kk CHIE exec uTWE JONES LANG LASALLE SE, as Guarantor By: _ Name: Title: JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By: Name: Title: JONES LANG LASALLE BROKERAGE, INC., as Guarantor

JONES LANG LASALLE AMERICAS, INC., as Guarantor By: Name: Title: JONES LANG LASALLE LIMITED, as Guarantor By: Name: Title: JONES LANG LASALLE SE, as Guarantor Tite: C€O Ovecatois ¢ Fo evntavy JONES LANG LASALLE NEW ENGLAND LLC, as Guarantor By: Name: Title: JONES LANG LASALLE BROKERAGE, INC., as Guarantor By: Name: Title: Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

“LENDERS” BANK OF MONTREAL, individually as a Lender, as Administrative Agent, Swingline Bank and L/C Issuer py. paPiley Bue, Name: fAeWleg Bala. Title: WAavVt q\ lng Veer Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement BANK OF AMERICA, N.A., as a Lender and L/C Issuer By: ____________________________________ Name: Jonathan M. Phillips Title: Senior Vice President

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement BARCLAYS BANK PLC By: ____________________________________ Name: Charlene Saldanha Title: Vice President

WELLS FARGO BANK, N.A. By: (Lea le: C Haslies 7 Name: Rosalie C. Hawley Title: Senior Vice President Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement NATIONAL WESTMINISTER BANK PLC By: ________________ Name: Jonathan Eady Title: Director

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement JPMORGAN CHASE BANK, NATIONAL ASSOCIATION By: ____________________________________ Name: Nora Weizel Title: Authorized Signatory

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement INTERNAL HSBC CONTINENTAL EUROPE By: ____________________________________ Name: _______________________________ Title: ________________________________ Director, Head of Multinationals France Global Banking, HSBC Continental Europe Eric Beautheac

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement INTERNAL HSBC BANK USA, NATIONAL ASSOCIATION By: ____________________________________ Name: Patrick Mueller Title: Managing Director

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement NATIONAL WESTMINISTER BANK PLC By: ________________ Name: Jonathan Eady Title: Director

PNC BANK, NATIONAL ASSOCIATION by: Mba Mach — Name: Steven Pachla Title: Vice President Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION » Lvl x Name: Kenneth R. Fieler Title: Senior Vice President Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement SOCIÉTÉ GÉNÉRALE By: ____________________________________ Name: Richard Bernal Title: Managing Director DocuSign Envelope ID: B6800FD7-1713-4111-A448-27896554F90D

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement CAPITAL ONE, N.A. By: ____________________________________ Name: Jerry Huang Title: Duly Authorized Signatory

ING BANK N.V., DUBLIN BRANCH By: ____________________________________ Name: Sean Hassett Title: Director By: ____________________________________ Name: Robert O’Donoghue Title: Country Manager

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement DEUTSCHE BANK AG NEW YORK BRANCH By: ____________________________________ Name: Alison Lugo Title: Vice President By: ____________________________________ Name: Marko Lukin Title: Vice President

THE BANK OF NEW YORK MELLON py: ded holo ae Name: Abdullah Dahman Title: Director Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement WESTPAC BANKING CORPORATION By: ____________________________________ Name: Daniel Sutton Title: Tier Two Attorney

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED By: ____________________________________ Name: Cynthia Dioquino Title: Director

NATIONAL AUSTRALIA BANK LIMITED, A.B.N. 12 004,044 937 SS Name: K4eeV.C Fur ©) Title: e~ent Alstociare DiRECTOR. Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

CITIBANK, N.A. ay Au fkou fs, Name: L. Dorten_ Ma Low! tr Title (Vice — frvdtilenl— Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

MORGAN STANLEY B ,N.A. By: Name( N&rgaret Stock Title: A wed Signatory Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

COMERICA BANK Name: John Lascody Title: Senior Vice President Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement

Signature Page to Amendment No. 6 to Jones Lang LaSalle B.V. Credit Agreement STANDARD CHARTERED BANK By: ____________________________________ Name: Kristopher Tracy _________________ Title: Director, Financing Solutions ________

SCHEDULE 4.1 SUSTAINABILITY TABLE KPI Metrics Description 2023 2024 2025 2026 2027 Greenhouse Gas Metric (mtCO2e) Target (≤) 8,500 8,245 7,750 7,053 6,206 Threshold (>) 8,700 8,415 8,163 7,673 6,982 Sustainability Certificate Percentage Target(≥) 57% 62% 68% 72% 77% Threshold(<) 52% 57% 62% 68% 72%